UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 07, 2026

LANDS' END, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-09769	36-2512786
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Lands' End Lane
Dodgeville, Wisconsin		53595
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (608) 935-9341

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 7, 2026, Lands’ End, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The items submitted to a vote of the Company’s stockholders (the “Stockholders”) at the Annual Meeting are described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on March 27, 2026. The results of such Stockholder votes are set forth below:

1.
Election of Directors. Each of Robert Galvin, Gordon Hartogensis, Elizabeth Leykum, Josephine Linden, John T. McClain, Andrew J. McLean and Alicia Parker was elected to the Board of Directors of the Company, each to serve until the Company’s 2027 Annual Meeting of Stockholders or until their successor is elected and qualified, or earlier death, resignation, disqualification or removal. The votes on this matter were as follows:

Name	For	Withheld	Broker Non-Votes
Robert Galvin	24,017,696	261,586	692,044
Gordon Hartogensis	24,264,697	14,585	692,044
Elizabeth Leykum	24,049,731	229,551	692,044
Josephine Linden	24,035,016	244,266	692,044
John T. McClain	24,250,263	29,019	692,044
Andrew J. McLean	24,249,761	29,521	692,044
Alicia Parker	24,242,634	36,648	692,044

2.
Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers. The Stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
24,068,089	155,243	55,950	692,044

3.
Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2026. The Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2026. The votes on this matter were as follows:

For	Against	Abstain
24,964,394	4,838	2,094

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDS' END, INC.

Date:	May 7, 2026	By:	/s/ Peter L. Gray
Name: Peter L. Gray Title: President, Lands' End Licensing, Chief Administrative Officer and General Counsel